UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant   ☐

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☐  Soliciting Material under Rule 14a-12

ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note
The Proxy Statement originally filed with the Securities and Exchange Commission on May 1, 2018 is hereby amended and restated to identify an additional executive officer in “Executive Officers” and to defer the mailing date of the Proxy Statement from May 4, 2018 to May 7, 2018.

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2018 Annual Meeting Thursday, June 14, 2018 10:00 a.m., Eastern daylight saving time Virtual-only meetingWebcast access at investorcalendar.com/event/28590
Inside
CEO’s letter to stockholders
Information on four voting proposals:

1. Election of six directors

2. Advisory vote on 2017 executive compensation3

3. Advisory vote on frequency of future advisory votes on executive compensation4

4. Ratification of appointment of independent auditor for 2018

42307 Osgood Rd, Unit I Fremont, California 94539

May 7, 2018

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of ACM Research, Inc. to be held on Thursday, June 14, 2018, at 10:00 a.m., Eastern daylight saving time. We are pleased to announce that the Annual Meeting will be a “virtual meeting.” Each holder of Class A or Class B common stock as of 5 p.m. EDST on the record date of April 30, 2018, will be able to participate in the Annual Meeting – including casting votes – by accessing a live webcast at investorcalendar.com/event/28590 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials.

During the Annual Meeting, stockholders will be asked to elect the entire board of directors and to ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for 2018. We also will be asking stockholders for an approval, by an advisory vote, of our 2017 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote) as well as of the board’s recommendation to submit our executive compensation to an advisory vote every three years (a “say-on-frequency” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees, the ratification of the appointment of our independent auditor, the approval of our 2017 executive compensation, and the submission of our executive compensation to an advisory vote every three years.

We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2017 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.

It is important that you vote your shares of Class A and Class B common stock in person or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials. We appreciate your prompt attention.

The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at ACM’s first stockholder meeting as a public company.

Sincerely,

David H. Wang
Chief Executive Officer and President

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of ACM Research, Inc.:
The board of directors is soliciting proxies for use at the ACM Research, Inc. 2018 Annual Meeting. You are receiving the enclosed proxy statement because you were a holder of Class A or Class B common stock as of 5 p.m. EDST on the record date of April 30, 2018 and therefore are entitled to vote at the Annual Meeting. You may participate in the Annual Meeting, including casting votes, by accessing a live webcast at investorcalendar.com/event/28590. The Annual Meeting will be held to consider and vote upon:

When Thursday, June 14, 2018 10:00 a.m., Eastern daylight saving time Where Webcast only Access at investorcalendar.com/event/28590
1. Election of six directors.
2. Advisory vote on 2017 compensation of named executive officers
3. Advisory vote on frequency of future advisory votes on executive compensation
4. Ratification of appointment of independent auditor for 2018

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to twenty votes, for each director position and other proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2018:

The Notice of 2018 Annual Meeting of Stockholders, the Proxy Statement, the 2017 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:

iproxydirect.com/ACMR

In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet instead of mailing printed copies. We are mailing to stockholders, commencing on or about May 7, 2018, a Notice of Internet Availability of Proxy Materials to provide:

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability, proxy card or voting instruction form should be readily available.

● directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;	Via Internet (Any Web-Enabled Device). Vote online at iproxydirect.com/ACMR iproxydirect.com/ACMR
● instructions for requesting copies of proxy materials in printed form or by email, at no charge; and
● a control number for use in submitting proxies and accessing the Annual Meeting webcast.
By Order of the Board,	Via Internet (Smartphone or Tablet) Vote online by scanning the QR code
Robert Arthur Secretary May 7, 2018	By Telephone (U.S. or Canada only) Vote toll-free by calling +1.866.752.8683

By Mail (Pursuant to Printed Materials) Vote by mailing a signed, completed proxy card in the pre-addressed envelopeo

42307 Osgood Rd, Unit I Fremont, California 94539

Proxy Statement dated May 7, 2018

2018 Annual Meeting of Stockholders

ACM Research, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2018 Annual Meeting of Stockholders and any adjournments. ACM Research, Inc. is providing these materials to the holders of record of its Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share, as of 5 p.m., Eastern daylight saving time, on the record date of April 30, 2018 and is first making available or mailing the materials on or about May 7, 2018.

The Annual Meeting is scheduled to be held exclusively by webcast as follows:

Date	Thursday, June 14, 2018

Time	10:00 a.m., Eastern daylight saving time

Meeting Webcast Address	investorcalendar.com/event/28590

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

Contents

Page

2018 Proxy Summary	1
Questions and Answers about the Annual Meeting	4
Vote Required for Election or Approval	8
Corporate Governance	10
Board of Directors Overview	10
Independence of Directors	11
Director Nomination Rights	11
Code of Business Conduct	12
Board Oversight of Risk	12
Board Leadership Structure	13
Audit Committee	13
Nominating and Governance Committee	14
Compensation Committee	15
Compensation Committee Interlocks and Insider Participation	15
Certain Relationships and Related-Person Transactions	16
Director Compensation	18
Proposal 1. Election of Directors	19
Director Qualifications	19
Identifying and Evaluating Nominees for Directors	19
Information Concerning Nominees for Election as Directors	20
Section 16(a) Beneficial Ownership Reporting Compliance	23
Executive Officers	25
Executive Compensation	26
Summary Compensation Table	26
Narrative Explanation of the Summary Compensation Table	26
Grants of Plan-Based Awards	27
Outstanding Equity Awards at 2017 Fiscal Year-End	27
Executive Retention Agreement	27
Payments Upon Termination or Change in Control	27
Section 162(m) Considerations	28
Equity Compensation Plan Information	28
Proposal 2. Advisory Vote on 2017 Executive Compensation	30
Proposal 3. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	31
Proposal 4. Ratification of Appointment of Independent Auditor for 2018	32
Accounting Matters	33
Principal Independent Auditor Fees	33
Audit Committee Pre-Approval Policies and Procedures	33
Report of Audit Committee	33
Stockholder Proposals for 2019 Annual Meeting	35
Delivery of Documents to Security Holders Sharing an Address	35
Other Matters	35

Standards For Director Independence	Annex A
Policy and Procedures for Stockholder Nominations to the Board of Directors	Annex B
Qualifications for Nomination to the Board of Directors	Annex C

2018 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “ACM,” and to “we,” “us,” “our” and similar terms, refer to ACM Research, Inc.

Annual Meeting of Stockholders

Time and Date	10:00 a.m., Eastern daylight saving time, on June 14, 2018.
Meeting Webcast Address	investorcalendar.com/event/28590.
Record Date	5 p.m., Eastern daylight saving time, on April 30, 2018.
Voting
Stockholders will be entitled to one vote for each outstanding share of Class A common stock they hold of record as of the record date and twenty votes for each outstanding share of Class B common stock they hold of record as of the record date.

Total Votes Per Proposal	48,726,451 votes, based on 13,541,147 shares of Class A Common Stock and 2,299,000 shares of Class B Common Stock outstanding as of the record date.

Annual Meeting Agenda

Proposal	Board Recommendation
Election of directors	FOR each nominee
Advisory vote on 2017 executive compensation	FOR
Advisory vote on frequency of future advisory votes on executive compensation	TRIENNIAL
Ratification of appointment of independent auditor for 2018	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., EDST, on June 13, 2018	At the Annual Meeting on June 14, 2018
● Internet: ● From any web-enabled device: iproxydirect.com/ACMR ● Scan QR code from any smartphone or tablet: ● Telephone: +1-866-752-8683 ● Completed, signed and returned proxy card	● Internet: Joining the Annual Meeting at investorcalendar.com/event/28590

1

Election of Directors

As the first proposal, we are asking stockholders to elect the following six director nominees. Each of the nominees currently serves as a member of the board of directors.

		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Other Boards
David H. Wang	56	1998	Founder, CEO and President of ACM Research	Industry Innovation Leadership		✓
Haiping Dun	68	2003	Retired Senior Director of Intel Corporation President of Champion Microelectronic Corp.	Industry Global Leadership	✓		Compensation Nominating and Governance	Champion Microelectronic Corp.
Chenming C. Hu	70	2017	Professor of Engineering and Computer Sciences, University of California, Berkeley	Innovation Industry Education		✓	Audit Compensation Nominating and Governance	Ambrella, Inc. Inphi Corporation
Tracy Liu	53	2016	Founder of H&M Financial Consulting	Finance Leadership Global	✓		Audit Compensation
Yinan Xiang	43	2017	Vice President of Shanghai S&T Venture Capital (Group) Co. Ltd.	Investor designee Finance Industry	✓		Audit
Zhengfan Yang	37	2018	Director of Direct investment Division III, Sino IC Capital Co., Ltd.	Investor designee Industry Finance	✓		Nominating and Governance

2

Advisory Vote on 2017 Executive Compensation

As the second proposal, we are asking for stockholder approval, on an advisory basis in accordance with rules of the Securities and Exchange Commission (a “say-on-pay” vote), of the 2017 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement.

The following table provides information concerning the compensation paid for 2017 and 2016 to our named executive officers during 2017:

Name and Principal Position	Year	Salary($)(1)	Bonus($)	Option Awards($)	All Other Compensation($)	Total($)
David H. Wang	2017	$174,656	—	—	$14,066	$188,722
Chief Executive Officer and President	2016	171,364	$7,837	$760,000	10,840	950,041
Min Xu(1)	2017	144,472	25,000	—	34,463	203,935
Chief Financial Officer and Treasurer	2016	19,696	—	228,000	13,555	261,251
Fufa Chen	2017	156,554	—	—	40,238	196,792
Vice President, Sales of ACM Shanghai	2016	153,600	7,516	—	10,840	171,956

(1)
Mr. Xu was appointed in November 2016, and his employment ended in January 2018.

3
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

We are asking stockholders for an advisory vote (a “say-on-frequency” vote) on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. The board of directors recommends that advisory votes on executive compensation be conducted every three years. Securities and Exchange Commission rules require that we submit this "say-on-frequency" vote to stockholders every six years.

4
Ratification of Appointment of Independent Auditor for 2018

We are asking stockholders to ratify the audit committee’s retention of BDO China Shu Lun Pan Certified Public Accountants LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2018.

Questions and Answers about the Annual Meeting

Q:
When and where will the Annual Meeting be held?

A:
This year the Annual Meeting of Stockholders of ACM Research, Inc., which we refer to as the Annual Meeting, will be held exclusively by webcast at investorcalendar.com/event/28590, beginning at 10:00 a.m., Eastern daylight saving time, on Thursday, June 14, 2018.

Q:
What materials have been prepared for stockholders in connection with the Annual Meeting?

A:
We are furnishing you and other stockholders of record with the following proxy materials:

●
our 2017 Annual Report to Stockholders, which we refer to as the 2017 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (including our audited consolidated financial statements for 2016 and 2017);

●
this Proxy Statement for the 2018 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our President and Chief Executive Officer to stockholders, and a Notice of 2018 Annual Meeting of Stockholders; and

●
a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast.

These materials were first mailed to stockholders and made available on the Internet on or about May 7, 2018.

If, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2017 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card. Your proxy card will include a control number for use in accessing the Annual Meeting webcast.

If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2017 Annual Report and this Proxy Statement.

Q:
Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?

A:
In accordance with rules adopted by the Securities and Exchange Commission or SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Q:
Are the proxy materials available via the Internet?

A:
You can access and review the proxy materials for the Annual Meeting at our website or iproxydirect.com/ACMR. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability sent to you with this Proxy Statement or a proxy card mailed to you upon your request to obtain your control number and other personal information needed to vote by proxy or in person.

Q:
What is a proxy?

A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of David H. Wang and Tracy Liu. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:
What matters will the stockholders vote on at the Annual Meeting?

A:   Proposal 1     Election of the following six director nominees:

● David H. Wang	● Chenming C. Hu	● Yinan Xiang
● Haiping Dun	● Tracy Liu	● Zhengfan Yang

Proposal 2
Approval, as an advisory vote, of 2017 executive compensation as disclosed in this Proxy Statement.

Proposal 3
Approval, as an advisory vote, of the frequency of future advisory votes on executive compensation.

Proposal 4
Ratification of appointment of our independent auditor for 2018.

Q:
Who can vote at the Annual Meeting?

A:
Stockholders of record of Class A and Class B common stock at 5 p.m. EDST on April 30, 2018, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 13,541,147 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 2,299,000 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. As a result, up to a total of 48,726,451 votes can be cast on each proposal.

Q:
What is a stockholder of record?

A:
A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.

Q:
What does it mean for a broker or other nominee to hold shares in “street name”?

A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or NASDAQ, depend upon whether the proposal is considered a “routine” or a non-routine matter.

●
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2018 (Proposal 4).

●
The organization generally may not vote on non-routine matters, including Proposals 1, 2 and 3. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:
How do I vote my shares if I do not attend the Annual Meeting?

A:
If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

●
Via the Internet: You may vote via the Internet by going to iproxydirect.com/ACMR or scanning the QR code on the Notice of Internet Availability or the proxy card, in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on June 13, 2018. You will be given the opportunity to confirm that your instructions have been recorded properly.

●
By Telephone: You may vote by calling +1.866.752.8683 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on June 13, 2018. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

●
By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:

●
Via the Internet: You may vote via the Internet by going to iproxydirect.com/ACMR or scanning the QR code on the Notice of Internet Availability or the proxy card, in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on June 13, 2018. You will be given the opportunity to confirm that your instructions have been recorded properly.

●
By Telephone: You may vote by calling +1-800-454-8683 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on June 13, 2018. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive to ACM, followed by telephone voting, with voting by mail being the most expensive.

Q:
Can I vote at the Annual Meeting?

A:
If you are a stockholder of record, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:
May I change my vote or revoke my proxy?

A:
If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

●
voting via the Internet or telephone at a later time;

●
submitting a completed and signed proxy card with a later date; or

●
voting via the Internet at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:
What happens if I do not give specific voting instructions?

A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board on all four proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2018 (Proposal 4). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 2 and 3, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”

Q:
What if other matters are presented at the Annual Meeting?

A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Introduction

ACM’s only voting securities are the outstanding shares of Class A and Class B common stock, which we refer to collectively as common stock. As of the record date, which is 5 p.m. EDST on April 30, 2018, there were outstanding 13,541,147 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 2,299,000 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. Based on the number of votes for each share of Class A and Class B common stock, up to a total of 48,726,451 votes can be cast on each proposal.

Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the votes attributable to outstanding shares of common stock present in person or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

1
Election of Directors

Each director will be elected by a majority of the votes cast with respect to that director, with the number of votes “for” a director exceeding the number of votes “against” the director. Votes to “abstain” will not be counted for the purpose of determining whether a director is elected. Similarly, broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.”

Under our Certificate of Incorporation, our Bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors. If any of the nominees is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the board of directors. Pursuant to a Director Resignation Policy approved by the board in October 2017, the nominating and governance committee will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken. The board will consider and act on the recommendation of the nominating and governance committee and will promptly, if required, publicly disclose its decision and the rationale behind it. The director who offers his or her resignation will not participate in the decision of the nominating and governance committee or the board. If the board accepts such resignation, then the board may fill the vacancy resulting from that resignation or may reduce the number of directors that constitutes the entire board so that no vacancy exists.

2
Approval of 2017 Executive Compensation on an Advisory Basis

The advisory vote to approve our 2017 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, since broker non-votes are not counted as “votes cast.”

3
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. As a result, any votes not cast, whether by abstention, broker non-votes or otherwise, will not affect the outcome of this proposal, except to the extent that the failure to vote for a particular frequency period may result in another frequency period receiving a larger proportion of the votes cast

4
Ratification of Appointment of Independent Auditor for 2018

The ratification of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for the year ending December 31, 2018 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Corporate Governance

Board of Directors Overview

Under our Bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.

The board has adopted and operates under Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and Nasdaq. The Governance Guidelines are available on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-gov-guidelines-final.pdf Under the Governance Guidelines, we expect directors to regularly attend meetings of the board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. The Annual Meeting is our first stockholder meeting since the completion of our initial public offering on November 7, 2017. We did not hold a stockholder meeting in 2017.

The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board did not meet during the period from November 7, 2017, the closing date of our initial public offering, through December 31, 2017.

The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance. The Lead Director presides at each executive session.

The board maintains an audit committee, a compensation committee and governance committee, and an organization and compensation committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website provides access to:

●
the audit committee charter at:

media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf;

●
the compensation committee charter at:

media.corporate-ir.net/media_files/IROL/25/254659/acm-cc-charter-final.pdf;

and

●
the nominating and governance committee charter at:

media.corporate-ir.net/media_files/IROL/25/254659/acm-ngc-charter-final.pdf.

The committees have the functions and responsibilities described in the sections below.

So long as the outstanding shares of Class B common stock represent a majority of the combined voting power of Class A and Class B common stock voting together, all directors will be elected for annual terms and we will not have a classified board. If outstanding shares of Class B common stock represent less than a majority of the combined voting power of common stock at any time, we thereafter will have a classified board consisting of three classes of approximately equal size, each serving staggered three-year terms. Our directors would be allocated by the then-current board among the three classes.

In November 2017, the board adopted Communications Policies pursuant to which our Chief Executive Officer, our Chief Financial Officer and their designees are the only individuals authorized to communicate on our behalf with the media, industry and trade organizations, market professionals and stockholders. The Communications Policies were designed to (a) limit the persons whose statements trigger our public disclosure obligations under Regulation FD of the SEC. By limiting the number of spokespersons, the Communications Policies help ensure that all communications to members of the public are made by persons who are fully informed about both our company and the guidelines and risks applicable to external communications, and they reduce the risk of inconsistent statements to the public. We believe these precautions are particularly appropriate given our status as a newly public and our executives and directors relatively limited experience in speaking to the public on behalf of our company.

Independence of Directors

The board of directors must consist of a majority of independent directors not only under the requirements of Nasdaq but also under the Governance Guidelines.

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.

In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

The board annually reviews the independence of all non-employee directors. In April 2018 the board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the board in making determinations of the independence of board members. We have attached a copy of our Standards for Director Independence to this Proxy Statement as Annex A and also posted a copy on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-bd-independence.pdf. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence, the board reviews other relationships with ACM in order to conclude that each independent director has no material relationship with ACM either directly or indirectly.

In conjunction with its adoption of the Standards for Director Independence to this Proxy Statement in April 2018, the board undertook a review of its composition and that of its committees, as well as the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, the board determined that each of Haiping Dun, Tracy Liu, Yinan Xiang and Zhengfan Yang qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board will hold separate regularly scheduled executive session meetings at which only independent directors are present.

Director Nomination Rights

In connection with our sale and issuance of capital stock in 2017, we, and certain other stockholders, have entered into a voting agreement with Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, and a nomination and voting agreement with Xinxin (Hongkong) Capital Co., Limited, or XinXin.

Pursuant to our voting agreement with SSTVC, SSTVC has the right to designate one individual for nomination to the board of directors. The rights and obligations of the parties under the voting agreement will be in effect as long as SSTVC continues to beneficially own all of the 1,666,170 shares of Class A common stock that have been issued to SSTVC. Yinan Xiang was initially designated by SSTVC and was appointed as a member of the board effective upon the completion of our initial public offering in November 2017. Ms. Xiang is the designee of SSTVC, and has been nominated by the board, for re-election at the Annual Meeting.

Pursuant to our nomination and voting agreement with Xinxin, Xinxin has the right to designate one individual for nomination to the board. In addition, holders who will have 53.8% of the voting power of Class A and Class B common stock, voting together, as of the record date of the Annual Meeting, including David H. Wang, our Chair of the Board, Chief Executive Officer and President, and Haiping Dun, our Lead Director, have agreed to vote their shares of common stock for the election of the nominee designated by Xinxin. The rights and obligations of the parties under the nomination and voting agreement with Xinxin will be in effect as long as Xinxin and its affiliates continue to hold at least 625,000 shares of Class A common stock that have been issued to Xinxin. Zhengfan Yang was initially designated by XinXin and was appointed as a member of the board in January 2018. Mr. Yang is the designee of Xinxin, and has been nominated by the board, for re-election at the Annual Meeting.

Code of Business Conduct

We have a Code of Business Conduct applicable to all directors, officers and employees of ACM Research and its subsidiaries. We have posted the Code of Business Conduct on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-code-of-business-conduct-final.pdf. We will post any amendments to the Code of Business Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct on our website. We have not granted any such waivers to date.

We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated promptly to the audit committee of the board of directors.

Board Oversight of Risk

The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee of the board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and governance committee of the board manages risks associated with the independence of the board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.

Matters of significant strategic risk are considered by the board as a whole.

Board Leadership Structure

The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We do not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. Our board has determined that it is in our best interests to have both a Chair of the Board and a Lead Director. Our board has appointed David H. Wang, our Chief Executive Officer and President, to serve as Chair of the Board and Haiping Dun, an independent director, to serve as Lead Director. Among other things, the Chair of the Board shall prepare agendas for, and preside over, meetings of the board and the Lead Director shall assist the Chair of the Board in preparing agendas and shall serve as the principal liaison between the Chair of the Board and the other directors. Our board believes that this is the appropriate leadership structure for us at this time and will allow the board to fulfill its role with appropriate independence.

The board has concluded that our current leadership structure is appropriate at this time. However, the board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Audit Committee

The principal responsibilities of the audit committee are to assist the board of directors in fulfilling the board’s responsibilities for monitoring and overseeing:

●
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●
overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●
monitoring our internal control over financial reporting and our disclosure controls and procedures;

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meeting independently with our registered public accounting firm and management;

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furnishing the audit committee report required by SEC rules;

●
reviewing and reassessing the adequacy of our conflict of interest policy; and

●
overseeing our risk assessment and risk management policies.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

The current members of the audit committee are Tracy Liu, who serves as chair, Chenming Hu and Yinan Xiang. All three members are standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act. The board also determined that each of Ms. Liu and Ms. Xiang is independent, as defined in the listing standards of Nasdaq, and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m). The board has also determined that Ms. Liu is an audit committee financial expert in accordance with the standards of the SEC.

The board has determined that Dr. Hu is not independent under the requirements contemplated by Rule 10A-3 of the Securities Exchange Act or the listing standards of Nasdaq. See “Certain Relationships and Related-Person Transactions—Advisory Board Agreement.” Dr. Hu may serve as a member of the audit committee until November 7, 2018, the first anniversary of the closing of our initial public offering, in accordance with the phase-in provisions of the Nasdaq listing standards and the Securities Exchange Act. The board believes that relying on these provisions will not materially adversely affect the ability of the audit committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders.

The audit committee held two meeting between November 7, 2017, the closing date of our initial public offering, and December 31, 2017. Each then-serving member participated in both of the meetings of the audit committee during that period.

Nominating and Governance Committee

The principal responsibilities of the nominating and governance committee are to:

●
identifying, evaluating, and making recommendations to the board of directors and our stockholders concerning nominees for election to the board, to each of the board’s committees and as committee chairs;

●
annually reviewing the performance and effectiveness of the board and developing and overseeing a performance evaluation process;

●
annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;

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annually evaluating adequacy of our corporate governance structure, policies and procedures; and

●
providing reports to the board regarding the committee’s nominations for election to the board and its committees.

The current members of the nominating and governance committee are Chenming Hu, who serves as chair, Haiping Dun and Zhengfan Yang. All three members are standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Mr. Yang is independent, as defined in the listing standards of Nasdaq.

The board has determined that Dr. Hu is not independent under the requirements contemplated by the Securities Exchange Act or the listing standards of Nasdaq. See “Certain Relationships and Related-Person Transactions—Advisory Board Agreement.” Dr. Hu may serve as a member of the nominating and governance committee until November 7, 2018, the first anniversary of the closing of our initial public offering, in accordance with the phase-in provisions of the Nasdaq listing standards and the Securities Exchange Act. The board believes that relying on these provisions will not materially adversely affect the ability of the nominating and governance committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders.

The nominating and governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and governance committee did not meet between November 7, 2017, the closing date of our initial public offering, and December 31, 2017.

The nominating and governance committee will consider director nominees recommended by our stockholders in accordance with our Policy and Procedures for Stockholder Nominations to the Board of Directors adopted by the nominating and governance committee and approved by the board in April 2018, a copy of which is attached to this Proxy Statement as Annex B and posted on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-bd-shnominations.pdf. Recommendations should be submitted to our Corporate Secretary in writing at ACM Research, Inc., 42307 Osgood Road, Unit I, Fremont, California 94539, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”

Compensation Committee

The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:

●
evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on his or her performance and other relevant criteria;

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identifying the corporate and individual objectives governing the chief executive officer’s compensation;

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approving the compensation of our other executive officers;

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making recommendations to the board with respect to director compensation;

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reviewing and approving the terms of certain material agreements;

●
overseeing and administering our equity incentive plans and employee benefit plans;

●
preparing the annual compensation committee report required by SEC rules; and

●
conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to the board, and working with the board in evaluating potential successors to executive officer positions.

The current members of the compensation committee are Haiping Dun, who serves as chair, Chenming Hu and Tracy Liu. All three members are standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Ms. Liu is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m).

The board has determined that Dr. Hu is not independent under the requirements contemplated by the Securities Exchange Act or the listing standards of Nasdaq. See “Certain Relationships and Related-Person Transactions—Advisory Board Agreement.” Dr. Hu may serve as a member of the compensation committee until November 7, 2018, the first anniversary of the closing of our initial public offering, in accordance with the phase-in provisions of the Nasdaq listing standards and the Securities Exchange Act. The board believes that relying on these provisions will not materially adversely affect the ability of the compensation committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders.

The compensation committee did not meet between November 7, 2017, the closing date of our initial public offering, and December 31, 2017. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.

Compensation Committee Interlocks and Insider Participation

During 2017 none of the members of the compensation committee was an officer or employee of our company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Certain Relationships and Related-Person Transactions

In October 2017 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers and employees of our company and our subsidiaries. We have posted the Conflict of Interest Policy on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-coi-policy-final.pdf. We will post any amendments to the Conflict of Interest Policy on our website.

The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a directors and officers questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.

The following is a description of transactions since January 1, 2017 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of any series or class of our preferred or common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements. The transactions set forth below were approved by a majority of the board, including a majority of the independent and disinterested members of the board. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Issuance and Exercise of Warrant

In December 2016 Shengxin (Shanghai) Management Consulting Limited Partnership, or SMC, paid 20,123,500 RMB (approximately $3.0 million as of the date of funding) to ACM Shanghai for potential investment pursuant to terms to be subsequently negotiated. SMC is a PRC limited partnership owned by Jian Wang and other employees of our subsidiary ACM Shanghai. Jian Wang, who is the general partner of SMC, is our Vice President, Research and Development and the brother of our Chief Executive Officer and President David H. Wang.

In March 2017 we issued to SMC a warrant exercisable to purchase 397,502 shares of Class A common stock at a price of $7.50 per share, for a total exercise price of approximately $3.0 million. The warrant was exercisable for cash or on a cashless basis, at the option of SMC, at any time on or before May 17, 2023 to acquire all, but not less than all, of the shares of Class A common stock subject to the warrant.

In March 2018 we entered into a warrant exercise agreement with ACM Shanghai and SMC pursuant to which SMC exercised the SMC warrant in full by issuance to us of a senior secured promissory note in the principal amount of approximately $3.0 million. We transferred the SMC note to ACM Shanghai, in exchange for an intercompany promissory note issued by ACM Shanghai to us in the principal amount of approximately $3.0 million. Each of the two notes bears interest at a rate of 3.01% per annum and matures on August 17, 2023. As security for its performance of its obligations under its note, SMC granted to ACM Shanghai a security interest in the 397,502 shares of Class A common stock issued to SMC upon its exercise of the warrant.

Advisory Board Agreement

In May 2016 we entered into an Advisory Board Agreement with one of our directors, Chenming Hu, under which Dr. Hu agreed to serve as a member of our advisory board and to use commercially reasonable efforts to provide us with various advisory services for a term extending until May 2020. In return for these services, we agreed to pay to Dr. Hu consulting fees of $25,000 per calendar quarter during the terms of the agreement and we granted to Dr. Hu in May 2016 an option to purchase up to 83,333 shares of common stock at $3.00 per share, which vest over the term of the agreement.

Director and Executive Compensation and Indemnification Agreements

Please see “Director Compensation” and “Executive Compensation” for a discussion regarding the compensation of our non-employee directors and our executive officers.

In April 2017 we entered enter into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors and executive officers against any and all expenses incurred by the director or officer in connection with proceedings because of his or her status as one of our directors or executive officers. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors and executive officers in connection with a legal proceeding arising out of their service to us.

Director Compensation

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation at least annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.

In October 2017 we adopted a policy with respect to the compensation payable to certain of our non-employee directors, which became effective upon the completion of our initial public offering on November 7, 2017. Under this policy, each qualifying non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Our qualifying non-employee directors receive the following annual cash retainers for their service:

DIRECTOR ANNUAL CASH RETAINERS
Position	Retainer
Lead Director	$20,000
Other Directors	15,000
Audit Committee Chair	4,000
Other Audit Committee Members	3,000
Compensation Committee Chair	4,000
Other Compensation Committee Members	3,000
Nominating and Governance Committee Chair	4,000
Other Nominating and Governance Committee Members	3,000

Equity awards for qualifying non-employee directors will consist of (a) an initial equity award with a value of $75,000, upon initial election to the board, subject to vesting and to continued service on the board, and (b) annual equity awards with a value of $35,000, subject to vesting and continued service on the board.

Directors may be reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.

The following table shows the total compensation for non-employee directors during 2017. David H. Wang, our sole executive officer who served as a member of the board during 2017, did not receive any additional compensation for such service as a director. Zhengfan Yang joined the board in January 2018 and therefore did not receive any fees for director services during 2017.

2017 DIRECTOR COMPENSATION TABLE
Director	Fees Earned or Paid in Cash($)	Option Awards(1)($)	Total($)
Haiping Dun(2)	$4,500	$—	$4,500
Chenming C. Hu(2)	4,167	250,000	254,167
Tracy Liu(2)	3,667	114,000	117,667
Yinan Xiang	3,000	—	3,000

(1)
The amounts shown represent the aggregate grant date fair value of stock awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The amounts do not necessarily correspond to the actual amounts that will be earned by the directors. For assumptions made in valuing these awards and related information, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2)
Chair of a board committee during 2017.

Proposal 1 — Election of Directors

At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the six persons named below, each of whom currently serves as a director.

Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.

Director Qualifications

The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our Company. In April 2018 the nominating and governance committee adopted Qualifications for Nomination to the Board of Directors, a copy of which is attached to this Proxy Statement as Annex C and posted on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-bd-qualifications.pdf. The Qualifications for Nomination provide that, in selecting directors, the board should seek to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our chief executive officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to:

●
be of the highest ethical character and share the values of ACM as reflected in its Code of Conduct;

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be highly accomplished in his or her field, with superior credentials and recognition;

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have sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and

●
be independent of any particular constituency and able to represent all of our stockholders.

The board conducts a self-assessment process every year and periodically reviews the diversity of skills and characteristics needed in the board’s oversight of our company, as well as the effectiveness of the mix of skills and experience. The board considers the skill areas represented on the board, those skill areas represented by any directors who are expected to retire or leave the board in the near future, and recommendations of directors regarding skills that could improve the ability of the board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

When the board of directors or its nominating and governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. At least one member of the nominating and governance committee (preferably the chair) and the Chair of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.

Our Bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.

Information Concerning Nominees for Election as Directors

The information appearing in the following table sets forth, for each nominee for election as a director:

●
The nominee’s professional experience for at least the past five years.

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The year in which the nominee first became one of our directors.

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Each committee of the board of directors on which the nominee currently serves.

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The nominee’s age as of the record date for the Annual Meeting.

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The relevant skills the nominee possesses that qualify him or her for nomination to the board.

●
Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

Zhengfan Yang and Yinan Xiang have been nominated in accordance with voting agreements with two of our stockholders. See “Corporate Governance—Director Nomination Rights.”

DAVID H. WANG Age: 56 ACM Board Service ● Tenure: 20 years (1998)	HAIPING DUN Age: 68 ACM Board Service ● Tenure: 15 years (2003) ● Compensation Committee (Chair) ● Nominating and Governance Committee INDEPENDENT
Professional Experience
● Our founder and has served as Chief Executive Officer, President and one of our directors since January 1998.
● Inventor of stress-free Cu polishing technology.
● Holds more than 100 patents in semiconductor equipment and process technology.
● Received a Ph.D. and Master of Engineering in Precision Engineering from Osaka University and a Bachelor of Science in Precision Instruments from Tsinghua University.

Professional Experience
● Served as one of our directors since 2003.
● Former Senior Director of Intel Corporation, a company where he was employed since 1983.
● President of Champion Microelectronic Corp, a public company in Taiwan since April 2016.
● Received a Ph.D. in material science and engineering from Stanford University, a Master of Science in physics from the University of Washington and a Bachelor of Science in physics from National Taiwan University.

Relevant Skills ● Industry ● Innovation ● Leadership	Relevant Skills ● Industry ● Global ● Leadership
Other Public Board Service ● N/A	Other Public Board Service ● Champion Microelectronic Corp. 2004-present

CHENMING C. HU Age: 70 ACM Board Service ● Tenure: 2 years (2017) ● Audit Committee ● Compensation Committee ● Nominating and Governance Committee (Chair)	TRACY LIU Age: 53 ACM Board Service ● Tenure: 3 years (2016) ● Audit Committee (Chair) ● Compensation Committee INDEPENDENT
Professional Experience
● Served as one of our directors since January 2017.
● Served as a member of our board of advisors since May 2016.
● Professor in electrical engineering and computer sciences at the University of California, Berkeley since 1976.
● Taiwan Semiconductor Manufacturing Company Distinguished Chair Professor Emeritus and Professor of the Graduate School at the University of California, Berkeley since 2010.
● Developed FinFet in 1999.
● Served as the Chief Technology Officer of Taiwan Semiconductor Manufacturing Company Ltd. from 2001 to 2007.
● Member of the U.S. National Academy of Engineering and the Chinese Academy of Sciences, and Taiwan’s Academia Sinica.
● Received a Master of Science degree and Ph.D. from the University of California, Berkeley and a Bachelor of Science degree from National Taiwan University, all in electrical engineering.

Professional Experience
● Served as one of our directors since September 2016.
● Founder and owner of H&M Financial Consulting since 2006, where she provides international accounting and tax solutions to high-technology companies.
● Received a Bachelor of Science from Nankai University and a Master of Accounting and Tax from Golden Gate University.
● Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Relevant Skills ● Innovation ● Industry ● Education	Relevant Skills ● Finance ● Leadership ● Global
Other Public Board Service ● Ambarella, Inc. 2011-present ● Inphi Corporation 2010-present	Other Public Board Service ● N/A

YINAN XIANG Age: 43 ACM Board Service ● Tenure: 6 months (2017) ● Audit Committee INDEPENDENT	ZHENGFAN YANG Age: 37 ACM Board Service ● Tenure: 4 months (2018) ● Nominating and Governance Committee INDEPENDENT
Professional Experience
● Served as one of our directors since November 2017.
●     Vice President of Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, since October 2016
● Manager of the Project Investment Department of SSTVC from September 2014 to September 2016.
● Manager of Invest Department II of Shanghai Science and Technology Venture Capital Co., Ltd. from 2012 to August 2014.
● Received a Bachelor of Science in Finance degree from Shanghai University of Finance and Economics.

Professional Experience
● Served as one of our directors since January 2018.
● Director of Direct Investment Division III of Sino IC Capital Co., Ltd. since February 2017.
● Associate Director of Direct Investment Division I at Sino IC Capital Co. Ltd from 2014 to 2017.
● Vice President of CDB Urban Development Fund from November 2011 to December 2014.
● Principal Staff Member at People’s Bank of China from 2007 to 2011.
● Engineer from December 2004 to July 2007 at Nutech Company, Ltd.
● Received a Master of Science degree from the University of Bristol and a Bachelor of Science degree from Zhejiang University.

Relevant Skills ● Industry ● Finance	Relevant Skills ● Finance ● Industry
Other Public Board Service ● N/A	Other Public Board Service ● N/A

The board of directors recommends a vote
FOR
each of the six nominees for election as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our Class A common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2017.

The following table sets forth the number of outstanding shares of Class A and Class B common stock beneficially owned and the percentage of each class beneficially owned, as of the record date of April 30, 2018, by:

●
each person known to us to be the beneficial owner of more than five percent of the then-outstanding Class A common stock (on an as-converted basis) or the then-outstanding Class B common stock;

●
each director and named executive officer; and

●
all of our directors and executive officers as a group.

The number of shares of Class A and Class B common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 29, 2018 (sixty days after April 30, 2018) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.

Unless otherwise indicated, the address of all individuals listed above is c/o ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539.

COMMON STOCK BENEFICIAL OWNERSHIP TABLE
	Class A		Class B		% of Total Voting
Beneficial Owner	Shares	%	Shares	%	Power(1)
5% Stockholders
H.L. Hsieh(2)	1,019,211	7.5%	133,334	5.8%	6.0%
Shanghai Science and Technology Venture Capital Co., Ltd.(3)	1,666,170	12.3	—	—	2.8
Pudong Science and Technology (Cayman) Co., Ltd.(4)	1,119,576	8.3	—	—	1.9
Xinxin (Hongkong) Capital Co., Limited (5)	833,334	6.2	—	—	1.4
Zhangjiang AJ Company Limited(6)	787,098	5.8	—	—	1.3
Named Executive Officers and Directors
David H. Wang(7)	2,605,608	16.6	1,422,270	61.9	49.2
Yinan Xiang(8)	1,666,170	12.3	—	—	2.8
Haiping Dun(9)	545,638	4.0	100,000	4.3	4.1
Zhengfan Yang(10)	833,334	6.2	—	—	*
Fufa Chen(11)	133,054	1.0	—	—	*
Chenming Hu(12)	88,547	*	—	—	*
Tracy Liu(13)	40,942	*	—	—	*
Min Xu(14)	38,889	*	—	—	*
All executive officers and directors as a group (11 persons)(15)	6,645,599	39.4%	1,572,271	68.4%	59.7%

*
Less than 1%.

(footnotes continued on next page)

(1)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, voting as a single class. Holders are entitled to one vote per share of Class A common stock and twenty votes per share of Class B common stock.

(2)
Includes 133,334 shares of Class A common stock issuable upon conversion of Class B common stock.

(3)
Weiguo Shen is the Chairman and General Manager of Shanghai Science and Technology Venture Co., Ltd., or SSTVC, and may be deemed to beneficially own the shares held by SSTVC. The address of SSTVC and Mr. Shen is 1643 Huaihai Road, Shanghai, PRC.

 (4)
Pudong Science and Technology (Cayman) Co., Ltd., or PST, is a wholly owned subsidiary of Shanghai Pudong High-Tech Investment Co., Ltd. Long Ji is the Corporate Representative of Pudong High-Tech Investment Co., Ltd. and may be deemed to beneficially own the shares held by PST. The address of PST, its parent and Mr. Ji is No. 439, 13 Building, Chunxiao Road, Zhangjiang Hi-tech Park, Pudong District, Shanghai, PRC.

(5)
Xinxin (Hongkong) Capital Co., Limited has, but has not yet exercised, a right to designate one individual for nomination and election to the board of directors, as described under “Corporate Governance—Director Nomination Rights.” Xinxin (Hongkong) Capital Co., Limited is a wholly owned subsidiary of Xunxin (Shanghai) Capital Co., Ltd., which is a wholly owned subsidiary of China IC Industry Investment Fund. Sino IC Capital Co., Limited is the management company of China IC Industry Investment Fund and Kai Ren is the Vice President of Sino IC Capital Co., Limited and may be deemed to beneficially own the shares held by Xinxin (Hongkong) Capital Co., Limited. The address of Xinxin (Hongkong) Capital Co., Limited, Xunxin (Shanghai) Capital Co., Limited, Sino IC Capital Co., Limited, China IC Industry Investment Fund and Kai Ren is 3rd Floor North, No. 7 Financial Street, Xicheng District, Beijing 100033, P. R. China.

(6)
Zhangjiang AJ Company Limited is a wholly owned subsidiary of Shanghai Zhangjiang Science & Technology Venture Capital Co., Ltd. Weiwei Chen is the Chairman, General Manager and Corporate Representative of Shanghai Zhangjiang Science & Technology Venture Capital Co., Ltd. and may be deemed to beneficially own the shares held by Zhangjiang AJ Company Limited. The address of Zhangjiang AJ Company Limited and its parent and Ms. Chen is 1387 Zhangdong Road, Building 16, Room C305, Zhangjiang Hi-tech Park, Shanghai, PRC.

(7)
Includes (a) 206,667 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for the Wang-Chen Family Living Trust; (b) 60,000 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; (c) 1,422,270 shares of Class A common stock issuable upon conversion of Class B common stock, of which shares of Class B common stock a total of 117,334 are held by Dr. Wang’s son, Brian Wang, 117,334 are held by Dr. Wang’s daughter, Sophia Wang, 33,334 are held by Dr. Wang’s spouse, Jing Chen, and 7,334 are held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; and (d) 753,059 shares of Class A common stock issuable upon the exercise of options exercisable by June 29, 2018, including 15,279 shares of Class A common stock issuable upon the exercise of an option issued to Dr. Wang’s daughter, Sophia Wang.

(8)
Consists of shares owned by Shanghai Science and Technology Venture Co., Ltd., or SSTVC (see note (3) above). As described under "Corporate Governance—Director Nomination Rights," SSTVC has exercised a contractual right by designating Ms. Xiang for nomination to the board and the board has elected Ms. Xiang to the board. Ms. Xiang disclaims beneficial ownership of the shares owned by SSTVC except to the extent of her pecuniary interest therein.

(9)
Includes 100,000 shares of Class A common stock issuable upon conversion of Class B common stock and 131,947 shares of Class A common stock issuable under options exercisable by June 29, 2018.

(10)
Consists of shares owned by Xinxin (Hongkong) Capital Co., Limited (see note (5) above). As described under "Corporate Governance—Director Nomination Rights," Xinxin (Hongkong) Capital Co., Limited has exercised a contractual right by designating Mr. Yang for nomination to the board and the board has elected Mr. Yang to the board. Mr. Yang disclaims beneficial ownership of the shares owned by Xinxin (Hongkong) Capital Co., Limited except to the extent of his pecuniary interest therein.

(11)
Includes 3,471 shares of Class A common stock issuable under options exercisable by June 29, 2018.

(12)
Consists of shares issuable under options exercisable by June 29, 2018.

(13)
Includes 38,542 shares of Class A common stock issuable under options exercisable by June 29, 2018.

(14)
Mr. Xu’s employment terminated effective January 24, 2018.

(15)
Includes (a) 1,597,938 shares of Class A common stock issuable upon conversion of Class B common stock, (b) 1,140,705 shares of Class A common stock issuable under options exercisable by June 29, 2018, and (c) 397,502 shares of Class A common stock held by Shengxin (Shanghai) Management Consulting Limited Partnership, or SMC, as described under “Certain Relationships and Related-Person Transactions—Warrant Issuance and Exercise.” Jian Wang is the general partner of SMC and may be deemed to beneficially own the shares of Class A common stock held by SMC. Jian Wang is our Vice President, Research and Development and the brother of David H. Wang, our Chair of the Board, Chief Executive Officer and President. See notes (7) through (14).

Executive Officers

The following table sets forth, as of April 30, 2018, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.

EXECUTIVE OFFICERS

Name	Age	Positions and Business Experience	Year First Elected Officer
David H. Wang	56	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	1998
Sotheara Cheav	66	Vice President, Manufacturing of ACM Research (Shanghai), Inc. (January 2015-present); Director of Manufacturing of ACM Research (Shanghai), Inc. (2011-December 2014); received a Bachelor of Science degree in science and technology from the University of Cambodia and an Associate of Science degree in electronics from Bay Valley Technical Institute.	2015
Fufa Chen	57	Vice President, Marketing (January 2018-present); Vice President, Sales of ACM Research (Shanghai), Inc. (2007-January 2018); received a Ph.D. in electrical engineering from the State University of New York, Stony Brook.	2007
Fuping Chen	36	Vice President, Sales—China of ACM Research (Shanghai), Inc. (January 2018-present); Senior Technical Director of ACM Research, Inc. (2010-2017); Assistant Wet Process Manager of SK Hynix Inc. (2006-2010); received a Bachelor of Science degree from Nanjing University of Technology of Material Science and Engineering and a Master of Science degree from Zhejiang University of Material Science and Engineering	2018
Jian Wang	53	Vice President, Research and Development (January 2015-present); Director of Research and Development of ACM Research (Shanghai), Inc. (2011-January 2015), focusing on the research and development of stress-free polishing and electro-chemical-copper-planarization technologies; received a Master of Science degree in computer science from Northwestern Polytechnic University, a Master of Science degree in marine engineering from Kobe University and a Bachelor of Science degree in mechanical engineering from Southeast University.	2015

David Wang and Jian Wang are brothers.

Executive Compensation

Summary Compensation Table

The following table provides information concerning the compensation paid for 2017 and 2016 to our “named executive officers,” who consist of our Chief Executive Officer and President, our Chief Financial Officer and Treasurer, and our next most highly compensated executive officer during 2017:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(1)(3)	Total ($)
David H. Wang	2017	$174,656	—	—	$14,066	$188,722
Chief Executive Officer and President	2016	171,364	$7,837	$760,000	10,840	950,041
Min Xu(4)	2017	144,472	25,000	—	34,463	203,935
Chief Financial Officer and Treasurer	2016	19,696	—	228,000	13,555	261,251
Fufa Chen	2017	156,554	—	—	40,238	196,792
Vice President, Sales of ACM Shanghai	2016	153,600	7,516	—	10,840	171,956

(1)
Except as otherwise indicated, compensation amounts were paid in RMB and have been converted to U.S. dollars for purposes of the table. The RMB per U.S. dollar exchange rate used for such conversion reflects the average exchange rate during 2017 and 2016, as appropriate.

(2)
The amounts shown represent the aggregate grant date fair value of stock awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The amounts do not necessarily correspond to the actual amounts that will be earned by the named executive officers. For assumptions made in valuing these awards and related information, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(3)
The amounts shown are attributable to the following:

Name and Principal Position	Year	Housing Subsidy ($)	Health and Welfare Plans ($)	Tax Preparation ($)	Total ($)
David H. Wang	2017	$11,463	$2,603	—	$14,066
	2016	10,840	—	—	10,840
Min Xu	2017	11,463	20,000	$3,000	34,463
	2016	13,555	—	—	13,555
Fufa Chen	2017	11,463	28,775	—	40,238
	2016	10,840	—	—	10,840

(4)
Mr. Xu was appointed in November 2016, and his employment ended in January 2018.

Narrative Explanation of the Summary Compensation Table

The compensation paid to our named executive officers consists of the following components:

●
base salary;

●
performance-based cash bonuses;

●
long-term incentive compensation in the form of stock options; and

●
benefits consisting principally of housing subsidies and health and welfare plan contributions.

Annual base salaries of our named executive officers in 2017 were as follows: David Wang, $169,192 (1,156,260 RMB); Fufa Chen, $151,879 (1,038,264 RMB); and Min Xu, $150,000. Annual base salaries of our named executive officers in 2016 were as follows: David Wang, $171,364 (1,138,248 RMB); Fufa Chen, $153,600 (1,020,252 RMB); and Min Xu, $115,000.

We do not have any established policy with regard to cash incentive bonuses for our executive officers. The compensation committee may decide to pay cash incentive bonuses to compensate executive officers for the achievement of specific business objectives, profitability, and individual performance and objectives established by the compensation committee.

We offer stock options and restricted shares to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of Class A common stock at a price equal to the fair market value of the Class A common stock on the date of grant. Our stock options generally vest as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months, subject to accelerated vesting in full upon the occurrence of a defined change in control of our company.

Grants of Plan-Based Awards

We did not grant any compensation in the form of plan-based awards during 2017 to our named executive officers.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2017:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017

	Option Awards
	Number of Securities Underlying Unexercised Options		Option
Name	Exercisable(#)	Unexercisable(#)	Exercise Price($)	Expiration Date
David H. Wang	166,667	—	$0.75	05/01/21
	133,334	—	0.75	05/01/21
	266,667	133,333	1.50	05/01/25
	—	333,334	3.00	12/27/26
Min Xu	36,111	63,889	3.00	11/14/26
Fufa Chen	33,334	—	0.75	05/01/21
	22,220	11,114	1.50	05/01/25

For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Severance Benefits” and “—Change in Control Benefits” below.

Executive Retention Agreement

We entered into an executive retention agreement with Min Xu upon his hiring as our Chief Financial Officer and Treasurer in November 2016. Mr. Xu’s employment ended effective January 24, 2018. For purposes of the executive retention agreement, we terminated Mr. Xu’s services without cause, and he therefore was entitled to receive, by February 24, 2018, a cash payment equal to the sum of:

●
accrued base salary, commission and vacation pay; and

●
$150,000, his then-current annual base salary.

The executive retention agreement provided that Mr. Xu is entitled to continue to receive specified benefits through January 24, 2019.

Payments Upon Termination or Change in Control

The following table shows the amounts that would have been payable to each of our named executive officers in the event of termination of the named executive officer’s employment or a change in control, assuming a termination or change in control date of December 31, 2017:

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination
Name	For Cause	Without Cause	Change in Control
David H. Wang
Cash Compensation	—	—	—
Health Benefits	—	—	—
Stock Award Vesting Acceleration(1)	—	—	—
Min Xu(2)
Cash Compensation	—	$150,000	—
Health Benefits	—	20,000	—
Stock Award Vesting Acceleration(1)	—	—	—
Fufa Chen
Cash Compensation	—	—	—
Health Benefits	—	—	—
Stock Award Vesting Acceleration(1)	—	—	—

(1)
The market value is calculated by multiplying the number of then-unvested shares by $5.25, the closing price of the Class A common stock as of the close of business on December 29, 2017. Pursuant to the terms of stock option agreements awarded under the 2016 Omnibus Incentive Plan, in the event of the occurrence of a change in control, as defined in the 2016 Omnibus Incentive Plan, all of the then-unvested shares subject to any outstanding stock options will accelerate, vest and become exercisable immediately prior to the occurrence of such change in control. Pursuant to the terms of stand-alone stock option agreements, in the event of a corporate transaction, as defined in the stand-alone stock option agreements, the then-unvested shares subject to any outstanding stock options will accelerate, vest and become immediately exercisable upon the occurrence of such corporate transaction.

(2)
As described under “—Executive Retention Agreement,” we entered into an executive retention agreement with Mr. Xu in November 2016. Under the executive retention agreement, if Mr. Xu were to be terminated for cause, he would be entitled to a cash payment equal to his then-current annual base salary through the termination date. If Mr. Xu was terminated without cause, he would have been entitled to a cash payment equal to the sum of his accrued base salary, commission and vacation pay and an amount equal to his then-current annual base salary, and he also would be entitled to continue to receive specified health benefits for 12 months after the termination date.

Section 162(m) Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the board of directors and the compensation committee designed awards that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the compensation committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the named executive officers, the compensation committee will design compensation programs that are intended to be in the best long-term interests of our company and stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 with respect to shares of Class A common stock that may be issued under equity plans and standalone option grants:

CLASS A COMMON STOCK ISSUABLE UNDER EQUITY PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(c)
Equity compensation plans approved by stockholders(2)	2,991,926	$2.48	1,180,658
Equity compensation plans not approved by stockholders(3)	1,670,008	1.22	—
Totals	2,991,926		1,180,658

(1)
Consists of shares of Class A common stock available at December 31, 2017 for awards under our 2016 Omnibus Incentive Plan. Excludes securities reflected in column (a).

(2)
Consists of awards issued or issuable under our 2016 Omnibus Incentive Plan and 1998 Stock Option Plan.

(3)
Consists of non-qualified stock option agreements granted between 2007 and 2015 outside of any equity incentive plan.

Proposal 2  — Advisory Vote on 2017 Executive Compensation

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2017 as disclosed in this Proxy Statement in accordance with SEC rules.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, stockholders are being asked to vote on the following resolution:

Resolved:
That the stockholders approve the compensation paid to the “named executive officers” of ACM Research, Inc. with respect to the year ended December 31, 2017, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2018 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on ACM, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.

The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2017, as disclosed in the compensation tables and narrative discussion set forth under “Executive Compensation” and elsewhere in this Proxy Statement

Proposal 3 — Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

In accordance with Section 14A of the Securities Exchange Act, we are requesting our stockholders vote, on a non-binding, advisory basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.

The board of directors believes that conducting an advisory “say on pay” vote every three years is most appropriate for us. This frequency will allow stockholders to focus on the structure of our overall compensation program rather than any single event in a given year. Doing so will enable stockholders to engage in more thoughtful analysis of our executive compensation program by providing an appropriate interval between votes. Additionally, an advisory vote every three years is compatible with our desire to focus on ensuring that our executives have a continuing stake in our long-term success.

Accordingly, the stockholders are being asked to vote on the following resolution:

Resolved:
that the stockholders wish ACM Research, Inc. to present an advisory vote on the compensation of named executive officers pursuant to Section 14A of the Securities Exchange Act every three years.

This vote is advisory and not binding on ACM, the board or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and will carefully consider the outcome of the advisory vote when making future decisions regarding the frequency of advisory votes on executive compensation.

The board of directors recommends a vote for the approval of a
TRIENNIAL
advisory vote on the compensation of named executive officers pursuant to Section 14A of the Securities Exchange Act.

Proposal 4 — Ratification of Appointment of Independent Auditor for 2018

The audit committee has approved the retention of BDO China Shu Lun Pan Certified Public Accountants LLP, or BDO, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the year ending December 31, 2018. The audit committee considers BDO to be well qualified. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.

Representatives of BDO will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. We expect they will be available to respond to appropriate questions.

The board of directors recommends a vote
FOR
the ratification of the appointment of BDO as our independent auditor for 2018.

Accounting Matters

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to us by BDO for professional services rendered for the years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees(1)	$385,000	$41,000

(1)
Includes services relating to the audit of the annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings. In 2017 and 2016, BDO did not provide us with any audit-related or tax services.

Audit Committee Pre-Approval Policies and Procedures

The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all engagements with our independent auditor. These services include audit services, audit-related services and tax services. Each year, the audit committee must approve the independent auditor’s retention to audit our financial statements, subject to ratification by the stockholders. The audit committee also approves the estimated fees associated with the audit before the audit begins. The audit committee or a member of the audit committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries.

Report of Audit Committee

The audit committee of the board of directors is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of ACM Research, Inc., or ACM. The audit committee operates under a written charter approved by the board. A copy of the current charter is available on ACM’s website at media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf.

Management is responsible for ACM’s system of internal control and financial reporting processes and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles. The independent auditor is responsible for performing an independent audit of ACM’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee met with management and BDO China Shu Lun Pan Certified Public Accountants LLP or BDO, the independent auditor of ACM, to review and discuss the audited consolidated financial statements as of and for the year ended December 31, 2017, or the 2017 Audited Financial Statements. Management represented that ACM had prepared the 2017 Audited Financial Statements in accordance with U.S. generally accepted accounting principles. The audit committee discussed with BDO the matters required by PCAOB in accordance with Auditing Standard No. 16, “Communications with Audit Committees.”

The audit committee received from BDO the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the audit committee discussed with BDO that firm’s independence. The audit committee also considered whether BDO’s provision of non-audit services and the audit and non-audit fees paid to BDO were compatible with maintaining BDO’s independence. On the basis of these reviews, the audit committee determined that BDO has the requisite independence.

Prior to ACM’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the SEC, the audit committee also reviewed the Report of Independent Registered Public Accounting Firm provided by BDO with respect to its audit of the 2017 Audited Financial Statements, which Report was included in such Form 10-K.

Based upon its discussions with management and BDO and its review of the information provided by, and the representations of, management and BDO, the audit committee recommended to the board that the 2017 Audited Financial Statements be included in ACM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The audit committee selected BDO as ACM’s independent auditor for the fiscal year ending December 31, 2018, subject to ratification of the selection by the stockholders of ACM.

Audit Committee

Tracy Liu
Chenming Hu
Yinan Xiang

Stockholder Proposals for 2019 Annual Meeting

In order for stockholder proposals for the 2019 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 42307 Osgood Road, Unit I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than January 4, 2019. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our Bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2019 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 42307 Osgood Road, Unit I, Fremont, California 94539, directed to the attention of our Corporate Secretary, between February 15, 2019 and March 17, 2019. A copy of our Bylaws is available at:
sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex302.htm.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver one Notice of Internet Availability to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Notice of Internet Availability was delivered may request a separate Notice of Internet Availability, or a separate copy of the 2017 Annual Report and this Proxy Statement, by (a) sending a letter to Shareholder Services at ACM Research, Inc., 42307 Osgood Road, Unit I, Fremont, California 94539, to the attention of our Corporate Secretary, or (b) sending us an email at investor.relations@acmrcsh.com. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

Other Matters

We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Issuer Direct Corporation will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $10,000 to Issuer Direct Corporation for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission.

Annex A

ACM Research, Inc.

Standards for Director Independence

The Board of Directors (the “Board”) of ACM Research, Inc. (“ACM”) has approved this policy for Standards for Director Independence (this “Policy”) on April 30, 2018, and this Policy shall take effect immediately.

Under the Governance Guidelines adopted by the Board and the requirements of Nasdaq, the Board must consist of a majority of independent directors. Its three standing committees—the audit committee, the nominating and governance committee, and the compensation committee—are composed entirely of directors who are independent.

For a director to be deemed “independent,” the Board must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with ACM (either directly or as a partner, shareholder or officer of an organization that has a relationship with ACM). To assist with the determination of independence, the Board has established categorical standards consistent with the corporate governance standards of Nasdaq. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence described below, the Board reviews all other relationships with ACM in order to conclude that each independent director has no material relationship with ACM.

The Board annually reviews the independence of all non-employee directors. ACM identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with ACM

A director would be deemed to have a material relationship with ACM in any of the following circumstances:

●
the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of ACM or any of its subsidiaries;

●
the director has received, or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from ACM or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service, provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered;

●
the director (a) is, or has a member of the director’s immediate family who is, a current partner of a firm that is the internal or external auditor of ACM or any of its subsidiaries, (b) is a current employee of such a firm, (c) has an immediate family member who is a current employee of such a firm and who personally works on the audit of ACM or any of its subsidiaries, or (d) was, or has a member of the director’s immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of ACM or any of its subsidiaries;

●
the director is employed, or has a member of the director’s immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee;

●
the director is an employee, or has a member of the director’s immediate family who is an executive officer, of another company that makes payments to, or receives payments from, ACM or its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

●
the director serves as an executive officer of a charitable organization to which ACM has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

A-1

Material Relationships with an Executive Officer

Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with ACM and not be considered independent, if any of the following apply:

●
the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;

●
an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;

●
the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and

●
the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization’s consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

A director generally will not be deemed to have a material relationship with ACM and will be considered independent, if any of the following, when viewed singularly, apply:

●
a transaction in which the director’s interest arises solely from the director’s position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms’ length basis;

●
a transaction in which the director’s interest arises solely from the director’s ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of ACM (together with their immediate family members) does not exceed five percent of the equity or partnership interests in that other party;

●
a transaction in which the director’s interest arises solely from the director’s status as an employee or non-controlling equity owner of a company to which ACM was indebted at the end of our last full fiscal year in an aggregate amount not in excess of five percent of our total consolidated assets;

●
ownership by the director of equity or other securities of ACM, as long as the director is not the beneficial owner, directly or indirectly, of more than ten percent of any class of our equity securities;

●
the receipt by the director of compensation for service as a member of the board of directors or any committee thereof, including regular benefits received by other non-employee directors;

●
any other relationship or transaction that is not listed above and in which the amount involved does not exceed $120,000;

●
any immediate family member of the director having any of the above relationships; and

●
any relationship between ACM and a non-immediate family member of the director.

Definitions

For purposes of these standards:

●
An “executive officer” means an “officer” for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

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An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person’s home. When applying the three-year look-back provisions above, ACM need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, ACM and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of ACM.

A-2

Annex B

ACM Research, Inc.

Policy and Procedures for Stockholder Nominations to the Board of Directors

The Board of Directors (the “Board”) of ACM Research, Inc. (“ACM”) has approved this Policy and Procedures for Stockholder Nominations to the Board of Directors (this “Policy”) on April 30, 2018, and this Policy shall take effect immediately.

1.
The Nominating and Governance Committee will consider director candidates recommended by stockholders for open positions on the Board. This Policy addresses the consideration of director candidates recommended by stockholders for nomination by the Board.

2.
Recommendations should be submitted to the Secretary of ACM in writing, along with a statement signed by the candidate acknowledging that:

a.
the candidate, if elected, will serve as a director of ACM and will represent all stockholders of ACM in accordance with applicable laws and ACM’s charter and Bylaws; and

b.
the candidate, if elected, will comply with ACM’s Code of Business Conduct, Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board and its individual members.

In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on ACM’s standard form and provide any additional information requested by ACM, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board’s qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Board, if required by ACM’s process for identifying and evaluating nominees for director.

3.
In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:

a.
the name and address of the stockholder as they appear in ACM’s books and the class and number of shares of each class and series ACM’s capital stock held beneficially and of record by the stockholder; and

b.
a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.

4.
A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of ACM sufficiently in advance of the Board’s approval of nominations for the annual meeting to permit the Nominating and Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of ACM’s previous annual meeting of stockholders.

5.
Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

6.
Candidates recommended by stockholders will be evaluated by the Nominating and Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.

7.
Any director nomination submitted by a stockholder for presentation by the stockholder at an annual or special meeting of stockholders must be made in accordance with the advance notice requirements contained in Section 2.11 of ACM’s Bylaws.

B-1

Annex C

ACM Research, Inc.

Qualifications for Nomination to the Board of Directors

The Board of Directors (the “Board”) of ACM Research, Inc. (“ACM”) has approved this policy for Qualifications for Nomination to the Board of Directors (this “Policy”) on April 30, 2018, and this Policy shall take effect immediately.

The Nominating and Governance Committee of the will consider the following factors, at a minimum, in recommending to the Board potential new board members or the continued service of existing members:

1.
Directors should be of the highest ethical character and share the values of ACM as reflected in its Code of Business Conduct.

2.
Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

3.
In selecting directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience.

4.
Each director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer of ACM based on that expertise and experience.

5.
In selecting directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a director of ACM.

6.
The majority of directors should be independent under applicable listing standards, Board and committee guidelines and any applicable legislation.

8.
Each director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of ACM, and be free from conflicts of interest.

9.
Each new director should confirm his or her willingness and ability to serve for a number of years as a director prior to retirement from the Board.

10.
The Nominating and Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

 C-1

ACM RESEARCH, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 14, 2018 AT 10:00 A.M. (EASTERN DAYLIGHT SAVING TIME)
CONTROL ID:
REQUEST ID:

The signer hereby appoints David H. Wang and Tracy Liu (the “Proxy Committee”) proxies with power of substitution to act and vote at the 2018 Annual Meeting of Stockholders of ACM Research, Inc. to be held at 10:00 a.m. (Eastern daylight saving time) on June 14, 2018 and at any adjournments thereof. The 2018 Annual Meeting will be hosted live via the Internet at www.investorcalendar.com/event/28590. The Proxy Committee is directed to vote as indicated on the reverse side and in its discretion upon any other matters that may properly come before the 2018 Annual Meeting.

The signer hereby revokes all proxies previously given by the signer to vote at the 2018 Annual Meeting and any adjournments and acknowledges receipt of ACM Research, Inc.’s Proxy Statement for the 2018 Annual meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

VOTE BY INTERNET
Before the Meeting ─ Go to www.iproxydirect.com/ACMR or scan QR code. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDST) on June 13, 2018. Have your control number (from your Notice of Internet Availability) available when you access the website, and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Meeting ─ Go to investorcalendar.com/event/28590.
You may attend the meeting via the Internet and vote during the meeting. Have your control number (from your Notice of Internet Availability) available, and follow the instructions.

VOTE BY PHONE
Use a touch-tone telephone to call +1.866.752.8683 and transmit your voting instructions up until 11:59 p.m. (EDST) on June 13, 2018. Have your control number (from your Notice of Internet Availability) available, and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the pre-addressed envelope we provided with this proxy.

ANNUAL MEETING OF THE STOCKHOLDERS OF ACM RESEARCH, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	AGAINST	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	David H. Wang			☐
	Haiping Dun			☐
	Chenming C. Hu			☐
	Tracy Liu			☐
	Yinan Xiang			☐		CONTROL ID:
	Zhengfan Yang			☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	Advisory Vote on 2017 Executive Compensation.	☐	☐	☐

Proposal 3		1 Year	2 Years	3 Years	Abstain
	Advisory vote on Frequency of Future Advisory Votes on Executive Compensation.	☐	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	Ratification of appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as independent auditor for 2018.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 4 and a vote of “3 YEARS” for Proposal 3. If no choice is specified, this proxy when properly signed and returned will be voted “FOR” Proposals 1, 2 and 4 and “3 YEARS” for Proposal 3.

IMPORTANT: All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Please sign exactly as your name(s) appear(s) hereon

Dated: ________________________, 2018

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ________________________________________________________			(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)